Exhibit 10.27E

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FOURTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Fourth Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #[*******]) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer desires CSG to build and maintain a [******* *** ******** **** **] schema that allows CSG [******* users to query all of ********** ******* ******** *** ********* ******** *******] through one [******* **** ** schema per ********].  Therefore, as of the Fourth Amendment Effective Date, Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection B entitled “[******** *******],” is amended to add the [******* ******* fees for the ******* **** ** ******] as follows:

Description of Item/Unit of Measure	Frequency	Fee
5. [******* **** **] Schema (Note 1)
a)[**************] Fee (Note 2)	[*** *******]	[*****]
b)[*******] Fee ([*** ********]) (Notes 3-5)	[*******]	$[********]

Note 1: The [******* **** ** Schema is a ******* *** ******* **** ** schema that allows CSG ******* users to query all ******* within a ******** at the ******** *****].

Note 2: A [********** use of the ******* **** ** Schema is subject to a ************ ************** fee. The ************** fees of the ******* **** ** Schema for the ******* and ********* ********* has been ******* against *** ************* ******** ************** *************].

Note 3: The [******* **** ** Schema is subject to a *** ******** ******* ******* fee for the ************ ******** and ********* ****** to the ******* **** ** Schema. The ******* fee commences ** *** ***** ***** the ******* **** ** Schema is ******** at * ********].

Note 4: The [**** ******** support fee is ******** in the ******* *** ***. All other ********* using the ******* **** ** Schema will be charged the *** ********] support fee.

Note 5: The [******* Support Fee is due to CSG ** * ******* *****. The parties acknowledge the ******* ******* **** ** Schema solution was ******** as of ***** ** ****.  CSG agrees to ***** *** *********** ******* Fee pertaining to the ****** ** ***** ** **** ******* ******** *** ****. Therefore, upon full execution of this Fourth Amendment to the Agreement (CSG document no. *****), CSG shall invoice the Support Fees for ******* ** **** through *** ***** ********** to the date on which **** ****** ********* ** ****** ***** ********.  CSG shall invoice subsequent ******* Support Fees effective with the ******* invoice for the ***** *********** ********* *** ********* **** ** **** ****** ********* through the ********* of the *** **** (********** ** *********** *** *** *********]).

Exhibit 10.27E

2.

For clarification purposes only, (a) Section 3 of the First Amendment to the Agreement (CSG document #[*******]) effective January 1, 2020 (the “First Amendment”) stated that such Section 3 amended only Schedule F, Fees, Section IV. Ancillary Products and Services, by deleting Section IV in its entirety and replacing such Section IV in the form set forth on Exhibit B attached to such First Amendment, however (b) Exhibit B in fact amended both Section IV and Section V of Schedule F.  Through this Section 2, of this Fourth Amendment, the parties confirm their mutual intent in the First Amendment to amend both Section IV and Section V of Schedule F.  Nothing in this Section 2 of this Fourth Amendment shall be deemed to affect or limit the parties’ amendment of Section IV or Section V of Schedule F after January 1, 2020 (including as set forth in this Fourth Amendment).

3.

Customer is currently using CSG [******* ******* in *** **** ******** for its ********** ********* ***********].  Customer now desires and CSG agrees to implement [******* ******* on a *******] basis in [*** **** ******** for its *********** ********* ***********].  Therefore, as of the Fourth Amendment Effective Date, Schedule F, “Fees,” section entitled “III. Direct Solutions (Print and Mail Services),” Section V entitled “Other print and mail ancillary service fees,” subsection * entitled “[******* *******]” is deleted in its entirety and replaced with the following:

G.[******* *******]
1.[********] (Note 24)	[********]	[*****]
2.[******* ******* ********** ***] (Note 25) (Note 26)
[*) * * ********** ******** **********]	[*******]	$[******]
[*) ********** * ********** ******** **********]	[*******]	$[******]
[*) ********** * ********** ******** **********]	[*******]	$[******]
[*) ********** * ********** ******** **********]	[*******]	$[******]
[*) **** ********** ******** **********]	[*******]	$[******]

Note 24:  All [******* ******* **************] services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.  Reimbursable Expenses are additional.

Note 25:  [******* ******* ********** Fees will apply to ******* *** ********** **********, regardless of whether or not a ********* qualifies for a *******].

Note 26:  CSG agrees [** ***** *** ******* ******* ********** Fee for Customer’s *********** ********* *********** in ********** **** ********.  Further, as provided in Statement of Work (CSG document no. ******** ** ******) with an SOW Effective Date of ****** *** ****, Customer’s **** ******** may use ******* ******* with ** ** **** (*) *********** ****** ******* ********* in the *********** **********].

4.

Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection [* entitled “***** * ***] [******** * **** ********** * ********* **** *** **** *** **** ********** ****]” is amended to add the following:

3. [******** *** ******* *******] (Note 4) (Note 5) (Note 6) (Note 7)
a)[******* ************ ******** *** ******* ******* ******** ***]
i.[* * *** ************]	[*******]	$[********]
ii.[*** * **** ************]	[*******]	$[********]
iii.[**** * **** ************]	[*******]	$[*********]
iv.[**** * **** ************]	[*******]	$[*********]
v.[***** ************]	[*******]	(Note 7)

Note 4:  CSG and Customer entered that certain Statement of Work (CSG document no. [*****; ** ****) with an SOW Effective Date of ******** *** **** (“SOW *****”) that prescribes the services and fees for CSG to ******* the ****** **** *** ******* to make available required ********** information in support of a **************** ******* (as defined in SOW *****, the “******** *** *******”)].  Reimbursable Expenses are additional.

Note 5:  Pursuant to SOW [*****, CSG agreed to **** *** ******* the ******** *** ******* for ****** (**) ****** ******************* of the ******** *** ******* (the “******* ******** *** ******* ******* Term”). Hosting and support of the ******** *** ******* after ********** of the ******* ******** *** ******* *******] Term is subject to the fees set forth in the table above.

Note 6:  The [******* ********* fee is billed ** ******* based on the ***** ******* ****** of ******** *** ******** Transactions. As used in this Section 3 and Notes 6-7, “******** *** ******** Transactions” means the number of ***** transactions generated by the ******** *** ********].

Exhibit 10.27E

Note 7:  In the event Customer [******* **** ******** *** ******** Transactions in * ***** *****, Customer shall pay an additional fee of $******** per **** **** ******** *** ******** Transactions for the ***** **** ********* ** ********.  For example, if, during * ********* ******, Customer utilizes ********* ******** *** ******** Transactions, Customer will be invoiced an additional $******** *** **** *****; if during * ********* period Customer utilizes ******* ******** *** ******** Transactions Customer will be billed an additional $******** for **** *****].

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 16-Jun-21	Date: May 10, 2021